                                 Annual Report
                                              BALANCED
                                              FUND
                                              DECEMBER 31, 2001

T. ROWE PRICE

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------
Balanced Fund

..    U.S. and foreign stocks fell in the second half of 2001, but bonds surged as investors sought a safe haven following the September 11 terrorist attacks.

..    The fund had modest losses but outperformed its benchmarks in the last six months. For the year, fund results were in keeping with most yardsticks.

..    Underweighting technology was beneficial, but our stake in international equities, which lagged U.S. stocks, hurt performance. Bonds helped offset stock losses.

..    The economy should emerge from recession in 2002, which bodes well for stocks. Bonds should offer relative stability and income, but their performance in 2002 may be less robust than in 2001.

REPORTS ON THE WEB

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

FELLOW SHAREHOLDERS

U.S. stocks fell in the second half of 2001, but the market pared its losses in the fourth quarter amid hopes that the Federal Reserve's aggressive interest rate reductions over the past year would lead to stronger economic and corporate profit growth in 2002. Bond prices surged as the economy weakened and investors sought a safe haven following the September 11 terrorist attacks. Foreign equities generally declined in the last six months; returns were also hurt by the dollar's strength against other currencies.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Periods Ended 12/31/01                                   6 Months   12 Months
--------------------------------------------------------------------------------
Balanced Fund                                            -1.44%      -3.98%
Merrill Lynch - Wilshire
Capital Market Index                                     -2.27       -5.21
Lipper Balanced Fund Index                               -1.59       -3.24
Combined Index Portfolio*                                -1.57       -4.78

*An unmanaged portfolio of 50% domestic stocks (S&P 500 Stock Index), 40% bonds (Lehman Brothers U.S. Aggregate Index), and 10% international stocks (MSCI EAFE Index).

Your fund returned -1.44% and -3.98% for the 6- and 12-month periods ended December 31, respectively. As shown in the table, the fund outperformed its benchmarks in the last six months. For the one-year period, the fund slightly lagged the Lipper Balanced Fund Index but held up better than the other yardsticks.

Our international holdings represent a greater percentage of the overall portfolio than typical balanced funds, so when domestic stocks outperform foreign (as they did throughout 2001), performance relative to the Lipper benchmark suffers. However, strong returns from our bond positions and good stock selection among domestic equities helped the fund's relative performance.

MARKET ENVIRONMENT

Economic news was discouraging in the past six months--a period that will always be remembered for the shattering events of

September 11. Consumer spending decelerated, unemployment rose to 5.8% in December, and GDP shrank at an annualized rate of 1.3% in the third quarter. In addition, the National Bureau of Economic Research--a group of economists that tracks U.S. business cycles--reported that the economy slipped into a recession in March, exactly 10 years after it emerged from the 1990-1991 downturn.

The fragile economy and the need for increased liquidity following the terrorist attacks prompted the Federal Reserve to reduce short-term rates to their lowest levels in 40 years. Since the end of 2000, the Fed cut the federal funds target rate--a benchmark for various lending rates--11 times, from 6.5% to 1.75%.

U.S. stocks fell sharply in the third quarter, particularly after the four-business-day trading suspension following September 11. However, equity market losses were significantly pared by a powerful fourth-quarter rebound that lifted major indexes about 20% above their September 21 nadir. Nevertheless, the U.S. market registered its second consecutive year of negative performance. For the six months ended December 31, the S&P 500 Stock Index returned -5.56%; for the year, -11.89%.

Small-cap shares performed better than larger issues--a trend that often occurs when investors anticipate improving economic conditions. Value stocks outpaced their growth counterparts for the year, though growth stocks trounced value in the fourth quarter. Cyclical companies tend to outperform during economic recoveries as their profits rise, and currently many growth stocks--such as those in high-tech industries--find themselves to be unlikely members of the cyclical group. As corporate spending revives from current depressed levels, these companies' profits and shares should benefit.

In the credit markets, money market yields plunged, but short- and intermediate-term bond yields fell to a lesser extent. Longer-term

--------------------
INTEREST RATE LEVELS
--------------------------------------------------------------------------------

                                    [CHART]

                     30-Year         5-Year           90-Day
                 Treasury Bond   Treasury Note     Treasury Bill
12/31/2000           5.44             4.98            5.84
 1/31/2001            5.5             4.77            4.99
 2/28/2001           5.31             4.65            4.85
 3/31/2001           5.44             4.56            4.28
 4/30/2001           5.79             4.88            3.88
 5/31/2001           5.75             4.91            3.61
 6/30/2001           5.76             4.95            3.65
 7/31/2001           5.52             4.53            3.52
 8/31/2001           5.37             4.38            3.36
 9/30/2001           5.42              3.8            2.37
10/31/2001           4.87             3.47            2.01
11/30/2001           5.29             4.06            1.72
12/31/2001           5.47              4.3            1.72

Treasury yields tumbled through October but surged in the final two months of the year as the economy showed signs of stabilizing and as investors shifted assets from bonds to a rebounding stock market.

Among bond market segments, Treasuries fared best in the second half of the year, followed closely by high-quality corporate bonds and mortgage-backed securities. High-yield corporate issues, which are more sensitive to the economy's health than to interest rate fluctuations, lagged their investment-grade counterparts. The Lehman Brothers U.S. Aggregate Index, a broad measure of domestic bond market performance, returned 4.66% in the last six months and 8.44% for the entire year.

Foreign stock markets lagged the U.S. in 2001, as Japan slipped into another recession and the European Central Bank was less aggressive than the Fed in lowering rates to restore economic growth. The MSCI EAFE Index, which tracks large-cap equities in Europe, Australasia, and the Far East, returned -7.95% in the last six months and -21.21% for the year, reflecting both poor equity performance and the dollar's continued strength against its counterparts.

YEAR-END DISTRIBUTION

On December 11, your fund's Board of Directors declared a fourth-quarter income dividend of $0.12, bringing the year-to-date total for 2001 to $0.52. There were no year-end capital gain distributions (although the fund did distribute a $0.38 long-term capital gain in late March). The fourth-quarter dividend was paid on December 13 to shareholders of record on December 11. You should have received your check or statement reflecting the dividend as well as Form 1099-DIV summarizing this information for 2001 tax purposes.

ASSET ALLOCATION STRATEGY

Changes to our allocations in the last six months were modest and primarily driven by market activity. Reflecting the declines in the equity markets, domestic stocks slipped from 49% to 48% of net assets since the end of June, and international equities eased from 14% to 13%. This brought our total stock allocation to 61%, slightly above the 60% weighting we consider neutral.

------------------------
SECURITY DIVERSIFICATION
--------------------------------------------------------------------------------

                                    [CHART]

Mortgage-Backed Securities   5%
Treasury and Agency Bonds   15%
Domestic Stocks             48%
International Stocks        13%
Corporate Bonds             19%

Based on net assets as of 12/31/01.

In contrast, our fixed-income allocations showed significant movements. Treasury and agency bond exposure jumped from 7% to 15% in the last six months, but mortgage-backed securities eased from 7% to 5% of net assets. Corporate bonds, which stood at 22% of net assets on June 30, slipped to 19% by December 31.

PORTFOLIO REVIEW

Domestic stocks

The fund's domestic equity portfolio performed slightly better than the S&P 500 in the last six months, primarily because of our technology sector allocation. We underweighted the sector--which fell sharply in the last six months despite a fourth-quarter rebound--and our holdings were mostly large-cap stocks that held up better than smaller, more speculative issues. Semiconductor-related businesses were our best tech performers, led by our large holding in Intel. We took advantage of the severe market sell-off following September 11 to increase our tech sector weighting, adding to existing positions in COMPAQ Computer, Microsoft, and Oracle, among others. Not all technology stocks advanced during the rally, however. EMC, a manufacturer of high capacity disk arrays, suffered as the company faced increasing competition and eroding profit margins.

Financial stocks represented the fund's largest sector weighting. This sector generally declined in line with the broad market, despite falling interest rates, which often help boost their earnings. Banks performed slightly better than other financial segments, and our largest holdings, Bank of America and Citigroup, outperformed the sector as a whole. J.P. Morgan Chase, another large holding, struggled as the company faced trading losses and a generally unfavorable environment for investment banking.

Historically, companies that provide consumer products, such as food, beverages, or other household goods, tend to perform well during weak economic periods because their revenues are much less sensitive to the overall economy than capital goods companies. This historical tendency has held true during the current recession as well. Beverage stocks PepsiCo and Anheuser-Busch posted solid gains, but the fund's best holding in this segment was Procter & Gamble. Shares of P&G advanced 24% in the last six months as investors became more confident that management can deliver consistent revenue and earnings growth. On the other hand, companies whose products are less essential suffered because investors expected more conservative consumer behavior. Entertainment stocks, such as Disney and AOL Time Warner, fell sharply, but we added to our positions in both because a stronger economy in 2002 should be beneficial to their earnings.

Utilities and health care stocks generally do well during recessions, and that was the case in the last six months. Our electrical utility holdings, although a small part of the portfolio, performed well, and we eliminated Edison International and GPU in favor of other, more economically sensitive stocks. Health care represents about 15% of the overall domestic equity portfolio; most of the assets were invested in large-cap drug manufacturers. Although their absolute returns were low, these stocks held up well relative to the market. Johnson & Johnson benefited from accelerating earnings and improved performance from its diagnostic and medical device divisions. The real stars in the health care sector were medical products companies, including Guidant, which manufactures therapeutic cardiac devices, such as pacemakers.

International stocks

International stock markets generally tracked the U.S. over the last six months, dropping sharply in response to the September 11 terrorist attacks before staging a robust fourth-quarter rebound. However, they lagged their U.S. counterparts throughout the year, partially because of foreign currency weakness versus the dollar.

In Europe, our positions in Vodafone Group and Nokia performed well as telecommunications services and related equipment stocks recovered. On the downside, Shell Transport & Trading was a major disappointment as the energy sector suffered in response to declining oil prices. We trimmed Philips Electronics following a sharp run-up in the share price and added to our position in Royal Bank of Scotland based on continued good prospects for the company.

Australia was one of the better markets in the second half of 2001. Our positions in mining firm Rio Tinto and Australia & New Zealand Banking Group did particularly well. Elsewhere in the

Pacific, Hong Kong electronics concern Johnson Electric hurt performance. Our Latin America holdings helped the portfolio on a relative basis, especially Brazilian energy firm Petrobras and Telefonos de Mexico (Telmex).

Japan was the worst performer by far, as its economy languished in recession and as initial expectations of reform under Prime Minister Junichiro Koizumi appeared too optimistic. Although we underweighted the country, we were still affected by the market's poor performance. The banking sector, hobbled by enormous debts, was especially grim. We eliminated Sumitomo Mitsui Banking but maintained our position in Mizuho Holdings. In telecommunications services NTT DoCoMo hurt performance. Our positions in utilities pharmaceuticals, including Takeda Chemical Industries, held up better and outperformed their sectors.

----------------------
BOND PORTFOLIO PROFILE
--------------------------------------------------------------------------------
Weighted Average Effective Duration (years)                                 5.54
Weighted Average Maturity (years)                                           9.85
Weighted Average Quality*                                                    AA-

*Based on T. Rowe Price Research.

Domestic bonds

The robust performance of bonds in the last six months continued to offset losses among our equity positions. The bond portfolio's relatively long duration--a measure of interest rate sensitivity--was favorable as interest rates declined, but we shortened it in recent months because we believe that rates will not fall much more. (Bond prices and interest rates move in opposite directions.)

Treasuries rallied significantly as the Fed slashed rates following September 11, and we sold some of our positions in favor of mortgage-backed securities. These offer higher yields than comparable Treasuries and, if interest rates rise, should hold up better. We had underweighted mortgage-backed securities because of increased prepayment activity resulting from falling rates, but when long-term rates jumped and refinancings abated in the last two months, we increased our holdings.

Regarding corporate bonds, our strategy for most of the year was to hold securities issued by companies in defensive sectors, such as railroads, supermarkets, and aerospace and defense. However, we have been looking for opportunities to swap into sectors with more attractive yields. Although our investment-grade exposure has increased in recent months, we made no changes to our high-yield holdings in the last six months.

OUTLOOK

The Federal Reserve's 11 interest rate cuts in 2001, combined with last year's tax cut and increased government spending following September 11, should lay the foundation for renewed economic expansion. Although the transition from recession to recovery could take some time, we believe the economy will emerge from the downturn in 2002 and strengthen over the next few years.

Historically, the U.S. stock market rises several months before the economy shows renewed growth, so the fourth-quarter rebound could suggest that the worst is behind us. However, the recent rally will be sustained only if the outlook for the economy and corporate profits continues to improve. Overseas markets face several challenges--including Argentina's recent default and currency devaluation and Japan's continued stagnation--but there are good investment opportunities around the world, and interest rate reductions by central banks worldwide will help global economies strengthen. Given the dramatic interest rate declines and strong bond price appreciation in the last 12 months, bond returns in 2002 are likely to be less favorable than in 2001. However, inflation remains low and the economic and stock market recoveries may be uneven, so bonds should continue to offer relative stability as well as income for investors.

We anticipate continued volatility in the financial markets and believe that investors can benefit from diversification as they pursue their long-term financial goals. Likewise, we will keep the Balanced Fund's portfolio well diversified in an attempt to produce good long-term returns but with less volatility than an all-stock fund.

Respectfully submitted,

/s/Richard T. Whitney

Richard T. Whitney
Chairman of the fund's Investment Advisory Committee

January 29, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------

--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
LARGEST HOLDINGS

                      Percent of                                     Percent of
                      Net Assets                                     Net Assets
                        12/31/01                                       12/31/01
Stocks                                  Bonds
--------------------------------------------------------------------------------
GE                          1.7%        U.S. Treasury                     10.8%
Pfizer                      1.4         Fannie Mae                         5.0
Citigroup                   1.3         Ginnie Mae                         2.1
Exxon Mobil                 1.3         Federal Home Loans                 0.9
AIG                         1.1         Time Warner Telecom                0.4
Wal-Mart                    0.9         Comcast Cable                      0.4
SBC Communications          0.8         Province of Manitoba               0.3
Intel                       0.8         JP Morgan Chase Comm Mtg           0.3
PepsiCo                     0.7         Coca-Cola Bottling                 0.3
Microsoft                   0.7         Erac USA Finance                   0.3
--------------------------------        ----------------------------------------
Total                      10.7%        Total                              20.8%


Note: Table excludes reserves.

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

BALANCED FUND
--------------------------------------------------------------------------------

                                    [CHART]

                            Combined      Merrill Lynch-Wilshire  Balanced
                        Index Portfolio   Capital Market Index      Fund

12/30/1991                   10,000             10,000             10,000
12/31/1992                   10,556             10,843             10,771
12/31/1993                   11,847             12,012             12,209
12/31/1994                   11,889             11,853             11,958
12/31/1995                   15,106             15,183             14,933
12/31/1996                   17,119             17,277             17,109
12/31/1997                   20,616             21,254             20,354
12/31/1998                   24,782             25,175             23,605
12/31/1999                   27,903             29,210             26,028
12/31/2000                   27,478             27,659             26,571
12/31/2001                   26,165             26,218             25,513

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/01          1 Year       3 Years     5 Years    10 Years
--------------------------------------------------------------------------------
Balanced Fund                   -3.98%        2.63%       8.32%       9.82%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                             Year
                                            Ended
                                         12/31/01     12/31/00     12/31/99     12/31/98     12/31/97
NET ASSET VALUE
Beginning of period                     $   19.17    $   19.69    $   18.59    $   16.54    $   14.48
                                        --------------------------------------------------------------
Investment activities
  Net investment income (loss)               0.51         0.54         0.53         0.53         0.53
  Net realized and
  unrealized gain (loss)                    (1.29)       (0.13)        1.34         2.08         2.18
                                        --------------------------------------------------------------
  Total from
  investment activities                     (0.78)        0.41         1.87         2.61         2.71
                                        --------------------------------------------------------------
Distributions
  Net investment income                     (0.52)       (0.53)       (0.54)       (0.52)       (0.53)
  Net realized gain                         (0.38)       (0.40)       (0.23)       (0.04)       (0.12)
                                        --------------------------------------------------------------
  Total distributions                       (0.90)       (0.93)       (0.77)       (0.56)       (0.65)
                                        --------------------------------------------------------------
NET ASSET VALUE
End of period                           $   17.49    $   19.17    $   19.69    $   18.59    $   16.54
                                        -------------------------------------------------------------
Ratios/Supplemental Data
Total return*                               (3.98)%       2.09%       10.26%       15.97%       18.97%
------------------------------------------------------------------------------------------------------
Ratio of total expenses to
average net assets                           0.83%        0.79%        0.79%        0.78%        0.81%
------------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                                   2.84%        2.75%        2.80%        3.04%        3.36%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                      36.0%        16.5%        20.7%        12.5%        15.5%
------------------------------------------------------------------------------------------------------
Net assets, end of period
(in millions)                           $   1,791    $   1,896    $   2,091    $   1,650    $   1,219
------------------------------------------------------------------------------------------------------

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------
                                                               December 31, 2001

------------------------
PORTFOLIO OF INVESTMENTS                              Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

COMMON STOCKS 61.0%
CONSUMER DISCRETIONARY 8.0%
Auto Components 0.2%

Dana                                                       1,300   $          18
Delphi Automotive Systems                                 59,968             819
Denso (JPY)                                               45,000             597
MIDAS                                                        183               2
Safelite Glass (Class A), Warrants *                       7,906               0
Safelite Glass (Class B) *                                 3,226               0
Safelite Glass (Class B), Warrants *                       5,270               0
Safelite Reality *                                           218               0
Superior Industries                                        8,000             322
Tenneco Automotive *                                          40               0
TRW                                                       30,000           1,111
                                                                   -------------
                                                                           2,869
                                                                   -------------
Automobiles 0.8%
Fiat (EUR)                                                35,726             572
Ford Motor                                               200,043           3,145
Fuji Heavy Industries (JPY)                              114,000             489
GM                                                        85,800           4,170
Honda ADR                                                 30,100           2,453
Nissan (JPY)                                             114,000             605
Toyota Motor (JPY)                                        61,800           1,566
Volkswagen (EUR)                                          36,844           1,722
                                                                   -------------
                                                                          14,722
                                                                   -------------
Hotels, Restaurants & Leisure 0.4%
Applebee's                                                15,900             544
Brinker *                                                 13,162             392
Darden Restaurants                                         6,300             223
Gaylord Entertainment *                                    3,528              87
GTECH (S)                                                  4,500             204
Hilton                                                     2,300              25
Interstate Hotels *                                        5,000               7
McDonald's                                               140,000           3,706
Park Place Entertainment *                                 2,300              21

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------


                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

Sodexho Alliance (EUR)                                    31,858   $       1,361
Wyndham International (Class A) *                        150,001              84
                                                                   -------------
                                                                           6,654
                                                                   -------------
Household Durables 0.6%
Black & Decker                                            36,000           1,358
Fortune Brands                                            40,000           1,583
Matsushita Electric Industrial (JPY)                     106,000           1,362
Philips Electronics ADR                                  100,371           2,922
Pioneer (JPY)                                             41,000             895
Pulte (S)                                                     89               4
Sony (JPY)                                                43,300           1,980
                                                                   -------------
                                                                          10,104
                                                                   -------------
Leisure Equipment & Products 0.0%
Arctic Cat                                                 2,550              43
Callaway Golf (S)                                         13,000             249
                                                                   -------------
                                                                             292
                                                                   -------------
Media 2.6%
AOL Time Warner *                                        284,050           9,118
Belo (Series A) (S)                                       13,600             255
Clear Channel Communications *                            20,000           1,018
Comcast (Class A Special) *                              120,000           4,321
Cox Communications (Class A) *(S)                         50,000           2,095
Disney                                                   325,417           6,743
Gannett                                                   27,600           1,855
McGraw-Hill                                               64,400           3,927
News Corporation ADR (S)                                  35,000           1,113
NTL *(S)                                                  18,747              18
Omnicom                                                   26,800           2,395
Pearson (GBP)                                            117,374           1,350
Reader's Digest (Class A)                                 35,000             808
Reed (GBP)                                               403,273           3,342
Singapore Press (SGD)                                     45,000             531
Tribune                                                   40,000           1,497
Viacom (Class A) *                                         9,000             398
Viacom (Class B) *                                       149,595           6,605
                                                                   -------------
                                                                          47,389
                                                                   -------------
Multiline Retail 2.2%
Costco Wholesale *                                       106,800           4,741
J.C. Penney (S)                                           44,000           1,184

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------

                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

May Department Stores                                     77,100      $    2,851
Pinault Printemps Redoute (EUR)                           10,000           1,287
Sears                                                     40,000           1,905
Target                                                   244,400          10,033
Wal-Mart                                                 280,000          16,114
Wal-Mart de Mexico (MXN)                                 340,200             929
                                                                      ----------
                                                                          39,044
                                                                      ----------
Specialty Retail 1.0%
Circuit City Stores(S)                                   171,800           4,458
G.I.B. (EUR)                                              10,778             424
Gap                                                      107,300           1,496
Gymboree *(S)                                              8,400             100
Home Depot                                                90,300           4,606
Payless Shoesource *(S)                                      192              11
Pep Boys                                                   7,100             122
Petrie Stores Liquidation Trust *                         33,500              29
RadioShack                                                80,000           2,408
Staples *                                                 53,155             994
TJX                                                       46,000           1,834
Toys "R" Us *                                             64,380           1,335
Travis Perkins (GBP)                                      62,998             778
                                                                      ----------
                                                                          18,595
                                                                      ----------
Textiles & Apparel 0.2%
Adidas-Salomon (EUR)                                       9,304             698
Burlington Industries *(S)                                17,700               1
Christian Dior (EUR)                                      55,160           1,692
Yue Yuen Industrial (HKD)                                342,000             643
                                                                           3,034
                                                                      ----------
Total Consumer Discretionary                                             142,703
                                                                      ----------
CONSUMER STAPLES 4.0%

Beverages 1.3%
Allied Domecq (GBP)                                      176,824           1,047
Anheuser-Busch                                            88,000           3,979
Coca-Cola                                                 92,600           4,366
Femsa UBD Units (Represents 1 Series B
and 4 Series D shares) (MXN)                             193,300             655

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------

                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

Kirin Brewery (JPY)                                      107,000      $      765
PepsiAmericas                                              1,100              15
PepsiCo                                                  273,000          13,292
                                                                      ----------
                                                                          24,119
                                                                      ----------
Food & Drug Retailing 0.9%
Carrefour (EUR)                                           44,939           2,336
Casino Guichard-Perrachon (EUR)                            7,556             583
CVS                                                       50,000           1,480
J Sainsbury (GBP)                                        253,998           1,351
Kroger *                                                 200,000           4,174
Safeway *                                                 55,200           2,305
Tesco (GBP)                                              413,796           1,498
Woolworths (AUD)                                         288,000           1,657
                                                                      ----------
                                                                          15,384
                                                                      ----------
Food Products 0.6%
Cadbury Schweppes ADR                                     63,172           1,625
Corn Products                                              8,225             290
CSM (EUR)                                                 19,644             407
General Mills                                             65,000           3,381
McCormick                                                 10,300             432
Nestle (CHF)                                               9,911           2,114
Sensient Technologies(S)                                  14,200             295
Unilever (GBP)                                           163,608           1,342
Unilever                                                  24,285           1,399
                                                                      ----------
                                                                          11,285
                                                                      ----------
Household Products 1.1%
Colgate-Palmolive                                         60,400           3,488
Kao (JPY)                                                163,000           3,390
Kimberly-Clark                                            34,400           2,057
Procter & Gamble                                         133,800          10,588
                                                                      ----------
                                                                          19,523
                                                                      ----------
Personal Products 0.1%
Gillette                                                  45,174           1,509
                                                                      ----------
                                                                           1,509
                                                                      ----------
Tobacco 0.0%
Philip Morris                                             10,800             495
UST                                                        2,000              70
                                                                      ----------
                                                                             565
                                                                      ----------
Total Consumer Staples                                                    72,385
                                                                      ----------

14
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T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------

                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

ENERGY 4.7%

Energy Equipment & Services 0.6%
BJ Services *                                             88,400      $    2,868
Friede Goldman *                                              88               0
Halliburton                                               52,742             691
Helmerich & Payne                                         40,000           1,335
Schlumberger                                              45,200           2,484
Technip (EUR)                                             15,000           2,003
Transocean Sedco Forex                                    11,654             394
                                                                      ----------
                                                                           9,775
                                                                      ----------
Oil & Gas 4.1%
Amerada Hess                                             137,700           8,606
Anadarko Petroleum                                         8,994             511
BP ADR                                                   223,202          10,381
ChevronTexaco                                             72,759           6,520
Cia Espanola de Petroleos (EUR)                           49,713             553
Conoco                                                    73,705           2,086
EEX(S)                                                     7,147              13
ENI (EUR)                                                  1,728              22
ENI SPA ADR(S)                                            20,900           1,295
Enterprise Oil (GBP)                                     315,782           2,139
Exxon Mobil                                              569,926          22,398
Norsk Hydro (NOK)                                         16,689             699
Petroleo Brasileiro (Petrobras) ADR                       40,100             892
Phillips Petroleum                                        48,300           2,911
Royal Dutch Petroleum ADR                                 83,500           4,093
Santos (AUD)                                             107,783             342
Shell Transport & Trading (GBP)                           52,080             357
Shell Transport & Trading ADR                             72,700           3,013
TotalFinaElf (EUR)                                        15,296           2,184
TotalFinaElf ADR                                           7,100             499
USX-Marathon                                             140,000           4,200
                                                                      ----------
                                                                          73,714
                                                                      ----------
Total Energy                                                              83,489
                                                                      ----------

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------

                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

FINANCIALS 11.8%

Banks 4.5%
Abbey National (GBP)                                     124,000        $  1,767
ABN AMRO (EUR)                                            35,196             567
Alliance & Leicester (GBP)                               116,988           1,364
Allied Irish Banks (EUR)                                  75,990             879
Australia & New Zealand Banking Group (AUD)               67,700             617
Australia & New Zealand Banking Group ADR                 21,500             982
Banca Intesa (EUR)                                       592,373           1,484
Banco de Bilbao Vizcaya Argentaria ADR(S)                 67,124             836
Banco Santander Central Hispano (EUR)                    197,243           1,652
Banco Santiago ADR                                        47,800           1,064
Bank of America                                          191,637          12,064
Bank of New York                                         100,000           4,080
Barclays (GBP)                                           101,278           3,350
BBVA Banco Frances ADR(S)                                 19,100             126
BNP Paribas (EUR)                                         16,920           1,514
Commonwealth Bank of Australia (AUD)                      91,583           1,403
Credit Suisse (CHF) *                                     26,998           1,152
Deutsche Bank (EUR)                                       21,667           1,531
FleetBoston Financial                                     77,341           2,823
HBOS (GBP)                                               228,126           2,640
HSBC (GBP)                                               109,340           1,281
KBC (EUR)                                                 32,761           1,099
Mediobanca (EUR)                                         125,100           1,401
Mellon Financial                                         155,000           5,831
Mizuho Holdings (JPY)                                        816           1,663
Nordea (DKK)                                             171,872             907
Overseas Chinese Banking (SGD)                           238,810           1,423
Royal Bank of Scotland (GBP)                             152,657           3,711
Societe Generale (EUR)                                    47,160           2,638
Svenska Handelsbanken (SEK)                               44,271             652
U.S. Bancorp                                             163,124           3,414
UniCredito Italiano (EUR)                                251,454           1,003
Wachovia                                                 151,919           4,764
Wells Fargo                                              180,000           7,821
                                                                      ----------
                                                                          79,503
                                                                      ----------

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------

                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

Diversified Financials 4.1%
Aiful (JPY)                                               11,550      $      748
AMBAC                                                     33,300           1,927
American Express                                         157,800           5,632
Citigroup                                                472,738          23,864
Countrywide Credit                                        63,925           2,619
Fannie Mae                                                78,000           6,201
Freddie Mac                                               48,600           3,178
Goldman Sachs                                             25,000           2,319
Household International                                   72,000           4,172
ING Groep (EUR)                                          107,978           2,753
J.P. Morgan Chase                                        205,120           7,456
Moody's                                                   14,100             562
Morgan Stanley Dean Witter                               139,600           7,809
State Street                                              50,000           2,612
Waddell & Reed Financial (Class A)                        35,581           1,146
Yasuda Trust & Banking (JPY) *                         1,119,000             384
                                                                      ----------
                                                                          73,382
                                                                      ----------
Insurance 2.7%
Allianz (EUR)                                              6,926           1,640
AIG                                                      256,318          20,352
Assicurazioni Generali (EUR)                              12,897             358
AXA (EUR)                                                137,155           2,865
Helvetia Patria (CHF)                                      2,560             390
Marsh & McLennan                                          50,000           5,372
MGIC Investment                                           23,200           1,432
Munich Re (EUR)                                            4,220           1,146
Prudential (GBP)                                          81,286             941
Royal & Sun Alliance (GBP)                               234,442           1,345
St. Paul Companies                                        86,000           3,781
Swiss Re (CHF)                                            17,000           1,711
Tokio Marine & Fire Insurance (JPY)                      181,000           1,324
Torchmark                                                 78,600           3,091
UNUMProvident                                            100,000           2,651
Zurich Financial Services (CHF)                            2,373             557
                                                                      ----------
                                                                          48,956
                                                                      ----------

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------

                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

Real Estate 0.5%
Cheung Kong (HKD)                                        128,000      $    1,330
Corio (EUR)                                               15,627             346
ProLogis Trust, REIT                                     288,450           6,205
Westfield Trust (AUD)                                    422,000             748
                                                                           8,629
                                                                      ----------
Total Financials                                                         210,470
                                                                      ----------
HEALTH CARE 8.1%
Biotechnology 0.2%
Amgen *                                                   51,000           2,878
                                                                      ----------
                                                                           2,878
                                                                      ----------
Health Care Equipment & Supplies 0.9%
Baxter                                                   100,000           5,363
Becton, Dickinson                                         60,000           1,989
Edwards Lifesciences *                                    10,000             276
Guidant *                                                 42,400           2,112
Medtronic                                                126,000           6,452
Viasys Healthcare *                                        2,695              55
Zimmer *                                                  13,880             424
                                                                      ----------
                                                                          16,671
                                                                      ----------
Health Care Providers & Services 0.8%
Aetna                                                     52,695           1,738
Cardinal Health                                           86,908           5,620
Covance *(S)                                               7,500             170
Gentiva Health Services *                                  1,029              22
Health Management (Class A) *                             81,252           1,495
UnitedHealth                                              88,200           6,242
                                                                      ----------
                                                                          15,287
                                                                      ----------
Pharmaceuticals 6.2%
Abbott Laboratories                                      127,200           7,091
Altana (EUR)                                              43,200           2,154
American Home Products                                   153,200           9,400
AstraZeneca (GBP)                                         31,188           1,405
Aventis (EUR)                                             36,932           2,622
Bristol-Myers Squibb                                     138,800           7,079
Eisai (JPY)                                               31,000             771

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------


                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

Eli Lilly                                                100,000   $       7,854
GlaxoSmithKline (GBP)                                     28,591             716
GlaxoSmithKline ADR                                      216,922          10,807
Hoechst (EUR)                                             14,834             664
Johnson & Johnson                                        153,800           9,090
Merck                                                    175,800          10,337
Novartis (CHF)                                           119,772           4,330
Pfizer                                                   649,950          25,901
Pharmacia                                                187,500           7,997
Shire Pharmaceuticals (GBP) *                             40,014             500
Takeda Chemical Industries (JPY)                          35,000           1,584
                                                                   -------------
                                                                         110,302
                                                                   -------------
Total Health Care                                                        145,138
                                                                   -------------

INDUSTRIALS & BUSINESS SERVICES 8.0%
Aerospace & Defense 1.1%
B.F. Goodrich                                             16,744             446
Boeing                                                    86,000           3,335
Honeywell                                                159,500           5,394
Lockheed Martin                                           85,811           4,005
Northrop Grumman                                          30,000           3,024
Raytheon                                                   2,642              86
United Technologies                                       48,400           3,128
                                                                   -------------
                                                                          19,418
                                                                   -------------

Airlines 0.1%
AMR *                                                     40,000             887
Singapore Airlines (SGD)                                  91,000             542
UAL (S)                                                   30,000             405
                                                                   -------------
                                                                           1,834
                                                                   -------------

Building Products 0.2%
Masco                                                     99,800           2,445
York                                                       2,600              99
                                                                   -------------
                                                                           2,544
                                                                   -------------

Commercial Services & Supplies 1.4%
Adecco ADR                                                 1,460              20
Allied Waste *(S)                                         63,000             886
Automatic Data Processing                                 70,000           4,123

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------


                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

Brambles Industries (GBP) *                              257,133   $       1,271
Certegy *                                                  8,900             305
DST Systems *(S)                                          50,000           2,492
Dun & Bradstreet *                                         7,050             249
Equifax                                                   17,800             430
First Data                                                80,000           6,276
Manpower                                                  12,200             411
Paychex                                                   94,540           3,294
Per Se Technologies *                                      4,866              52
Sabre (Class A) *                                         28,906           1,224
Waste Management                                         128,395           4,097
                                                                   -------------
                                                                          25,130
                                                                   -------------

Construction & Engineering 0.1%
Daito Trust Construction (JPY)                            52,500             804
Foster Wheeler (S)                                         4,600              23
                                                                   -------------
                                                                             827
                                                                   -------------

Electrical Equipment 0.7%
ABB (CHF)                                                 77,974             752
ABB (SEK)                                                 30,259             292
Alstom (EUR)                                              53,987             600
American Power Conversion *                               20,600             298
Cooper Industries                                            600              21
Draka (EUR)                                                8,919             314
Emerson Electric                                          56,200           3,209
Fujikura (JPY)                                           284,000           1,067
Hubbell (Class A)                                          8,000             225
Hubbell (Class B)                                         80,252           2,358
Johnson Electric (HKD)                                 1,388,800           1,460
Mitsubishi Electric (JPY)                                193,000             747
Sumitomo Electric Industries (JPY)                       130,000             908
Vicor *                                                   12,000             194
                                                                   -------------
                                                                          12,445
                                                                   -------------

Industrial Conglomerates 2.8%
3M                                                        43,600           5,154
GE                                                       766,500          30,721
Hutchison Whampoa (HKD)                                  253,000           2,450
Siemens (EUR)                                             30,010           1,986
Teleflex                                                  10,000             473

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------


                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

Textron                                                   62,000   $       2,571
Tyco                                                     125,964           7,419
                                                                   -------------
                                                                          50,774
                                                                   -------------
Machinery 1.0%
Caterpillar                                               50,000           2,613
Danaher                                                   65,600           3,956
Deere                                                    118,000           5,152
Imi (GBP)                                                169,625             663
Ingersoll-Rand                                             1,500              63
ITT Industries                                           100,000           5,050
Kadant *                                                   1,129              16
Kennametal                                                11,400             459
Pall                                                       8,533             205
Stewart & Stevenson                                        6,300             119
Trinity Industries                                           300               8
                                                                   -------------
                                                                          18,304
                                                                   -------------
Marine 0.0%
Nippon Yusen (JPY)                                       233,000             703
                                                                   -------------
                                                                             703
                                                                   -------------
Road & Rail 0.4%
Arriva * (GBP)                                           134,400             657
Burlington Northern Santa Fe                              75,300           2,148
Landstar Systems *                                        40,000           2,898
Norfolk Southern                                          63,200           1,159
Union Pacific                                             14,000             798
                                                                   -------------
                                                                           7,660
                                                                   -------------
Trading Companies & Distributors 0.2%
Genuine Parts                                             81,975           3,008
Mitsubishi (JPY)                                         173,000           1,124
                                                                   -------------
                                                                           4,132
                                                                   -------------
Total Industrials & Business Services                                    143,771
                                                                   -------------
INFORMATION TECHNOLOGY 7.7%
Communications Equipment 0.7%
Adaptec *                                                 14,000             203
Alcatel (EUR)                                             47,284             808
Avaya *(S)                                                11,436             139

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------


                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

Cisco Systems *                                          140,000   $       2,536
Corning (S)                                               90,000             803
LM Ericsson (Class B) ADR                                425,300           2,222
Lucent Technologies (S)                                  137,239             863
McDATA (Class A) *(S)                                      5,049             124
Motorola                                                 120,000           1,802
Nokia ADR                                                103,500           2,539
Nortel Networks                                           17,224             129
Sagem (EUR)                                               14,208             870
                                                                   -------------
                                                                          13,038
                                                                   -------------
Computers & Peripherals 1.5%
COMPAQ Computer                                          504,000           4,919
Dell Computer *                                            9,600             261
EMC *                                                    137,200           1,844
Hewlett-Packard                                          176,600           3,627
IBM                                                      106,800          12,918
Storage Technology *                                      10,000             207
Sun Microsystems *                                       268,400           3,303
                                                                   -------------
                                                                          27,079
                                                                   -------------
Electronic Equipment & Instruments 0.5%
Agilent Technologies *(S)                                 48,933           1,395
Epcos (EUR)                                               20,255           1,001
Hitachi ADR                                               20,800           1,522
Jabil Circuit *                                           35,800             813
Kyocera (JPY)                                             12,000             783
Millipore                                                    900              55
Molex                                                     19,071             590
Sanmina *                                                 85,468           1,701
Solectron *                                               68,400             772
Thermo Electron *                                         18,452             440
Vishay Intertechnology *                                     197               4
                                                                   -------------
                                                                           9,076
                                                                   -------------
Internet Software & Services 0.0%
Zixit *(S)                                                 3,625              18
                                                                   -------------
                                                                              18
                                                                   -------------
IT Consulting & Services 0.2%
Electronic Data Systems                                   44,223           3,031
SmartForce ADR *(S)                                       29,400             729

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------


                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

Synavant *                                                 1,410   $           6
                                                                   -------------
                                                                           3,766
                                                                   -------------
Office Electronics 0.3%
Canon (JPY)                                               74,000           2,547
Ricoh (JPY)                                              100,000           1,863
                                                                   -------------
                                                                           4,410
                                                                   -------------
Semiconductor Equipment & Products 2.4%
Altera *                                                 152,000           3,223
Analog Devices *                                         133,600           5,931
Applied Materials *                                       80,000           3,208
Intel                                                    456,000          14,339
KLA-Tencor *                                              60,000           2,974
Linear Technology                                        103,200           4,023
Maxim Integrated Products *                              100,000           5,250
MIPS Technologies (Class B) *                              2,037              16
Texas Instruments                                        100,000           2,800
Xilinx *                                                  50,400           1,968
                                                                   -------------
                                                                          43,732
                                                                   -------------
Software 2.1%
BMC Software *                                            80,000           1,310
Computer Associates                                      112,587           3,883
Electronic Arts *                                         15,000             899
Imation *                                                  1,800              39
Intuit *                                                 150,000           6,422
Microsoft *                                              200,000          13,251
Oracle *                                                 652,000           9,007
Parametric Technology *                                  262,000           2,048
Roxio *                                                    2,304              38
Sybase *                                                   7,000             110
Trend Micro (JPY)                                         15,000             355
                                                                   -------------
                                                                          37,362
                                                                   -------------
Total Information Technology                                             138,481
                                                                   -------------
MATERIALS 2.9%
Chemicals 1.4%
A. Schulman                                               26,325             359
BASF (EUR)                                                38,333           1,425

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------


                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

Dow Chemical                                             150,000   $       5,067
DuPont                                                   112,315           4,774
FMC *                                                     42,000           2,499
Great Lakes Chemical                                      25,000             607
Hercules *(S)                                              1,800              18
International Flavors & Fragrances                        11,700             348
Octel *                                                    6,250             112
Rohm & Haas                                              107,417           3,720
Scotts (Class A) *                                        10,000             476
Shin-Etsu Chemical (JPY)                                  35,000           1,258
Teijin (JPY)                                             231,000             887
Unibanco GDR                                              54,800           1,222
Valspar (S)                                               36,200           1,434
                                                                   -------------
                                                                          24,206
                                                                   -------------

Construction Materials 0.1%
Cemex Participating Certificates (Represents 2 Series A
   and 1 Series B shares) (MXN)                          178,700             898
Malayan Cement (MYR)                                         200               0
RMC (GBP)                                                 82,595             743
                                                                   -------------
                                                                           1,641
                                                                   -------------

Containers & Packaging 0.0%
Crown Cork & Seal *(S)                                     1,400               4
Pactiv *                                                     200               4
Sonoco Products                                           13,975             371
                                                                   -------------
                                                                             379
                                                                   -------------

Metals & Mining 1.1%
Alcoa                                                    150,560           5,352
Anglo American Platinum (ZAR)                             85,000           3,146
Companhia Vale do Rio Doce ADR (S)                        26,900             635
Inco *                                                   200,000           3,388
Newmont Mining (S)                                        60,000           1,147
Nucor                                                     52,000           2,754
Pechiney (EUR)                                            18,670             962
Rio Tinto (AUD)                                           69,722           1,328
Umicore (EUR)                                             12,462             491
                                                                   -------------
                                                                          19,203
                                                                   -------------

Paper & Forest Products 0.3%
Georgia-Pacific (S)                                       61,135           1,688
International Paper                                       46,000           1,856

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------


                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

Kimberly-Clark de Mexico (Class A) (MXN)                 290,000   $         871
Mead                                                      30,000             927
Weyerhaeuser                                              12,700             687
                                                                   -------------
                                                                           6,029
                                                                   -------------
Total Materials                                                           51,458
                                                                   -------------
MISCELLANEOUS 0.0%
Miscellaneous 0.0%
TravelCenters of America                                   3,000              30
                                                                   -------------
Total Miscellaneous                                                           30
                                                                   -------------

TELECOMMUNICATION SERVICES 4.0%
Diversified Telecommunication Services 3.1%
ALLTEL                                                    80,000           4,938
AT&T Canada (Class B) *++(S)                               1,714              47
BellSouth                                                204,000           7,783
BT ADR *                                                   1,600              59
Deutsche Telekom (EUR)                                    73,866           1,269
France Telecom ADR                                        17,000             680
Kingston Commerce Hull (GBP) *                           253,306             431
Qwest Communications                                      35,530             502
SBC Communications                                       386,740          15,149
Singapore Telecommunications (SGD)                       377,000             359
Sprint                                                   101,800           2,044
Swisscom (CHF)                                             1,745             484
TDC A/S (DKK)                                             13,700             488
Tele Norte Leste Participacoes ADR (S)                        41               1
Telebras ADR ss                                           17,200             688
Telecom Italia (Ordinary shares) (EUR)                    95,858             828
Telefonica ADR (S)                                        40,668           1,630
Telefonos de Mexico (Telmex) (Class L) ADR                48,900           1,712
Telekom Malaysia (MYR)                                       200               0
Telstra (AUD)                                            151,570             422
Verizon Communications                                   257,436          12,218
WorldCom *                                               245,637           3,460
                                                                   -------------
                                                                          55,192
                                                                   -------------

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------


                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

Wireless Telecommunication Services 0.9%
America Movil (Series L)                                  45,800   $         892
ADR (S)
AT&T Wireless *                                          352,489           5,065
KDDI (JPY)                                                   118             221
mm02 ADR *(S)                                              1,600              20
NTT DoCoMo (JPY)                                              71             835
Sprint PCS *(S)                                          100,900           2,463
Telecom Italia Mobile (EUR)                              253,342           1,412
Vodafone Group (GBP)                                     311,702             814
Vodafone Group ADR (S)                                   164,200           4,217
                                                                   -------------
                                                                          15,939
                                                                   -------------
Total Telecommunication Services                                          71,131
                                                                   -------------

UTILITIES 1.8%
Electric Utilities 1.6%
Duke Energy                                              140,230           5,505
E.On (EUR)                                                29,908           1,549
Electrobras ADR                                           68,000             459
Endesa ADR (S)                                            48,800             765
Entergy                                                   73,000           2,855
Exelon                                                   126,025           6,034
FirstEnergy                                              124,754           4,364
FPL Rights *                                              25,600           1,444
Hong Kong Electric (HKD)                                 208,071             774
Iberdrola (EUR)                                          121,921           1,587
Innogy (GBP)                                             255,579             713
Niagara Mohawk *(S)                                      102,500           1,817
Tokyo Electric Power (JPY)                                71,200           1,516
                                                                   -------------
                                                                          29,382
                                                                   -------------

Gas Utilities 0.1%
El Paso                                                   47,766           2,131
                                                                   -------------
                                                                           2,131
                                                                   -------------

Multi-Utilities 0.1%
Suez (EUR)                                                25,379             768
                                                                   -------------
                                                                             768
                                                                   -------------

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------


                                                      Shares/Par           Value
--------------------------------------------------------------------------------
                                                                    In thousands

Water Utilities 0.0%
Severn Trent (GBP)                                        71,640   $         749
                                                                   -------------
                                                                             749
                                                                   -------------
Total Utilities                                                           33,030
                                                                   -------------
Total Common Stocks (Cost $740,511)                                    1,092,086
                                                                   -------------
PREFERRED STOCKS 0.1%
Anvil *                                                   14,250             214
CSC Holdings                                              17,801           1,869
TNP Enterprises *                                            643             701
                                                                   -------------
Total Preferred Stocks (Cost $2,867)                                       2,784
                                                                   -------------
CONVERTIBLE PREFERRED STOCKS 0.3%
Reckson Associates Realty                                200,000           4,682
                                                                   -------------
Total Convertible Preferred Stocks (Cost $5,000)                           4,682
                                                                   -------------
CORPORATE BONDS 19.0%
Abbey National First Capital, 8.20%, 10/15/04          1,205,000           1,320
Acetex, Sr. Notes, (144A), 10.875%, 8/1/09               750,000             752
Actuant, Sr. Sub. Notes, 13.00%, 5/1/09                1,005,000           1,090
Adelphia Communications, Sr. Notes
    9.375%, 11/15/09                                   1,000,000             960
    10.875%, 10/1/10                                     625,000             641
Advance Stores, Sr. Sub. Notes
    10.25%, 4/15/08                                      500,000             510
  (144A), 10.25%, 4/15/08                                250,000             255
AES
  Sr. Sub. Notes, 8.50%, 11/1/07                         250,000             202
    10.25%, 7/15/06                                      500,000             440
AFC Enterprises, Sr. Sub. Notes, 10.25%, 5/15/07         500,000             522
AGCO, Sr. Notes, 9.50%, 5/1/08++(S)                      550,000             575
AIG SunAmerica Global Financing
  Sr. Notes, (144A), 7.60%, 6/15/05                    2,600,000           2,835
Ainsworth Lumber, (144A), 13.875%, 7/15/07               200,000             203
Airgate PCS, Sr. Sub. Notes, STEP, 0%, 10/1/09 (S)       575,000             434

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--------------------------------------------------------------------------------


                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

AK Steel, Sr. Notes, 9.125%, 12/15/06                       750,000  $       770
Alaska Communications Systems
  Sr. Sub. Notes, 9.375%, 5/15/09                         1,100,000        1,094
Alcoa, 7.375%, 8/1/10                                     1,200,000        1,300
Alliance Imaging, Sr. Sub. Notes, 10.375%, 4/15/11          400,000          426
Alliant Techsystems, Sr. Sub. Notes, 8.50%, 5/15/11         750,000          780
Allied, Sr. Notes, 8.625%, 10/1/07                          500,000          210
AMERCO, Sr. Notes, 7.85%, 5/15/03                         1,000,000        1,004
American Builders & Contractors Supply
  Sr. Sub. Notes, 10.625%, 5/15/07                          500,000          500
American Cellular, Sr. Sub. Notes, 9.50%, 10/15/09        1,000,000          970
American Electric Power, Sr. Notes, 6.125%, 5/15/06       1,335,000        1,357
American Standard, Sr. Notes, 7.625%, 2/15/10               500,000          500
Amerigas Partners, Sr. Notes, 10.00%, 4/15/06             1,000,000        1,055
AmerisourceBergen, Sr. Notes, (144A), 8.125%, 9/1/08      1,000,000        1,045
Ameristar Casinos, Sr. Sub. Notes, 10.75%, 2/15/09          800,000          864
Anheuser-Busch, 5.75%, 4/1/10                             5,000,000        4,966
Anteon, Sr. Sub. Notes, 12.00%, 5/15/09                     250,000          268
AOL Time Warner, Deb., 7.625%, 4/15/31                    1,625,000        1,703
Applied Extrusion Technologies, Sr. Notes, 10.75%, 7/1/11   650,000          695
Argosy Gaming, Sr. Sub. Notes, 10.75%, 6/1/09               700,000          773
Armkel, Sr. Sub. Notes, (144A), 9.50%, 8/15/09              500,000          525
Arvin, 7.125%, 3/15/09                                      150,000          139
Asat Finance, Sr. Notes, 12.50%, 11/1/06                    341,250          232
Associated Materials, Sr. Sub. Notes, 9.25%, 3/1/08       1,250,000        1,275
Associates, 7.50%, 4/15/02                                1,300,000        1,319
AT&T, Sr. Notes, (144A), 8.00%, 11/15/31                  2,700,000        2,818
Atlantic Richfield, 8.50%, 4/1/12                         4,000,000        4,762
Atlas Air, PTC, 7.63%, 1/2/15                             3,097,351        2,675
Avis, Sr. Sub. Notes, 11.00%, 5/1/09                        650,000          689
Ball, Sr. Notes, 7.75%, 8/1/06                              500,000          518
Bally Total Fitness, Sr. Sub. Notes, 9.875%, 10/15/07       500,000          510
Banesto Delaware, Sr. Sub. Notes, 8.25%, 7/28/02          2,000,000        2,054
Bank Hawaii, Sr. Sub. Notes, 6.875%, 3/1/09                 500,000          475
BankAmerica, Sub. Notes, 6.625%, 8/1/07                   3,000,000        3,156
BankUnited Capital Trust, 10.25%, 12/31/26                1,000,000          930
BB&T, Sr. Sub Notes, 6.375%, 6/30/05                      3,000,000        3,081
BCH Cayman Islands, Sub. Notes, 7.50%, 6/15/05            1,000,000        1,060

28
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--------------------------------------------------------------------------------

                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

Better Minerals & Aggregates
Sr. Sub. Notes, 13.00%, 9/15/09                             200,000     $    170
BHP Finance, Gtd. Notes, 6.69%, 3/1/06                    2,000,000        2,081
Boeing, Sr. Notes, 8.75%, 8/15/21                         2,000,000        2,357
Bristol Myers Squibb, Notes, 5.75%, 10/1/11               2,000,000        1,982
Burlington Northern Santa Fe, Sr. Notes, 7.00%, 12/15/25  2,000,000        1,989
Burlington Northern Santa Fe, PTC, 7.33%, 6/23/10           694,844          747
BWAY, Sr. Sub. Notes, 10.25%, 4/15/07                       525,000          538
Canwest Media, Sr. Sub. Notes, 10.625%, 5/15/11 (S)         350,000          372
Capital One Bank, Sr. Notes, 8.25%, 6/15/05               2,500,000        2,579
Capital One Financial, Sr. Notes, 7.25%, 12/1/03            750,000          768
Cendant, Sr. Notes, 7.75%, 12/1/03                          350,000          354
Century Telephone Enterprises, Sr. Notes, 8.25%, 5/1/24     500,000          490
CenturyTel, Sr. Notes, 8.375%, 10/15/10                   2,500,000        2,628
Charter Communications
  Sr. Disc. Notes, STEP
    0%, 1/15/11                                             400,000          262
    0%, 5/15/11                                             425,000          262
  Sr. Notes
    10.00%, 5/15/11                                         550,000          558
    11.125%, 1/15/11                                        750,000          793
Cinemark USA, Sr. Sub. Notes, 8.50%, 8/1/08                 300,000          276
Citigroup, Sr. Sub. Notes, 7.25%, 10/1/10                 2,600,000        2,772
CMS Energy, Sr. Notes, 9.875%, 10/15/07                     650,000          686
Coca Cola Bottling, Sr. Notes, 7.20%, 7/1/09              5,000,000        5,186
Coinmach, Sr. Notes, 11.75%, 11/15/05                       500,000          516
Comcast Cable, Sr. Notes
    8.125%, 5/1/04                                        1,500,000        1,604
    8.375%, 5/1/07                                        4,500,000        5,011
Continental Airlines, PTC, 7.206%, 6/30/04                  310,208          298
Corporacion Andina De Fomento, 6.75%, 3/15/05             2,500,000        2,560
Cott, Sr. Notes
    8.50%, 5/1/07                                           125,000          132
    9.375%, 7/1/05                                          875,000          895
Cott Beverages, Sr. Sub. Notes, (144A), 8.00%, 12/15/11   1,075,000        1,048
Countrywide Funding, MTN, 6.875%, 9/15/05                   860,000          898
Courtyard by Marriott II, Sr. Notes, 10.75%, 2/1/08       1,000,000        1,021

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--------------------------------------------------------------------------------


                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

Cox Communications, 7.875%, 8/15/09                       3,200,000  $     3,416
Cross Timbers Oil, Sr. Sub. Notes, 8.75%, 11/1/09         1,000,000        1,047
CSK Auto, Sr. Notes, (144A), 12.00%, 6/15/06                250,000          253
CSX, Deb., 7.45%, 5/1/07                                  1,000,000        1,083
Dan River, Sr. Sub. Notes, 10.125%, 12/15/03                600,000          240
Dana, Sr. Notes, (144A), 9.00%, 8/15/11                     350,000          322
Davita, Sr. Sub. Notes, 9.25%, 4/15/11 (S)                  500,000          527
Delhaize America, Sr. Notes, 8.125%, 4/15/11                210,000          231
Delta Airlines, 8.95%, 1/12/12                            1,369,168        1,275
Delta Mills, Sr. Notes, 9.625%, 9/1/07                      250,000          113
Detroit Edison, 6.125%, 10/1/10                           2,700,000        2,639
Dillards, Sr. Notes, 6.43%, 8/1/04                        2,000,000        1,900
Dime Capital Trust I, Jr. Sub. Notes, 9.33%, 5/6/27         500,000          534
Dimon, Sr. Notes, (144A), 9.625%, 10/15/11                  500,000          520
Dobson Communications, Sr. Notes, 10.875%, 7/1/10         1,000,000        1,040
Duke Energy, 1st Ref. Mtg.
      6.75%, 8/1/25                                       1,000,000          913
      7.50%, 8/1/25                                       1,000,000          995
Dyersburg, Sr. Sub. Notes, 9.75%, 9/1/07 *                  500,000           11
Dyncorp, Sr. Sub. Notes, 9.50%, 3/1/07                      575,000          586
Eastman Kodak, MTN, 6.375%, 6/15/06                         600,000          583
Echostar DBS, Sr. Notes, 9.375%, 2/1/09                     500,000          515
El Paso Energy Partners, Sr. Sub. Notes, 8.50%, 6/1/11      775,000          783
Enron Oil & Gas, Sr. Notes, 6.50%, 12/1/07                4,000,000        4,050
Equistar Chemicals/Funding, Sr. Notes, 10.125%, 9/1/08    1,000,000        1,010
Equitable Resources, Deb., 7.75%, 7/15/26                 2,000,000        1,996
ERAC USA Finance, Sr. Notes, (144A), 8.00%, 1/15/11       5,000,000        5,066
Exelon, Sr. Notes, (144A), 6.95%, 6/15/11                   375,000          380
Fairchild Semiconductor, Sr. Sub. Notes, 10.50%, 2/1/09   1,000,000        1,060
Fairfax Financial, 7.75%, 12/15/03                          800,000          704
Federal Express, MTN, 9.95%, 8/15/06                        500,000          562
First Union, Sr. Notes, 7.55%, 8/18/05                    3,000,000        3,256
Fleet Financial, Sr. Sub. Notes, 8.625%, 1/15/07            800,000          907
Flextronics, Sr. Sub. Notes, 9.875%, 7/1/10 (S)           1,050,000        1,123
Food Lion, Sr. Notes, 8.05%, 4/15/27                      1,900,000        1,957
Foodmaker, Sr. Notes, 9.75%, 11/1/03                      1,000,000        1,016
Ford Capital, 9.50%, 6/1/10 (S)                           4,000,000        4,353

30
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T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------


                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

Ford Motor, Sr. Notes, 7.50%, 8/1/26                      2,500,000  $     2,314
Ford Motor Credit, Sr. Notes
      6.50%, 1/25/07                                      2,000,000        1,963
      8.20%, 2/15/02                                        170,000          171
Four M, Sr. Notes, 12.00%, 6/1/06                           750,000          735
France Telecom, Sr. Notes, (144A), 7.20%, 3/1/06          1,110,000        1,166
Freeport McMoRan Resources, Sr. Notes, 7.00%, 2/15/08       900,000          495
Fresenius, Sr. Notes, 7.875%, 2/1/08                      1,100,000        1,100
Frontiervision, Sr. Notes, STEP, 0%, 9/15/07                250,000          264
Frontiervision, Sr. Sub. Notes, 11.00%, 10/15/06            525,000          543
General Electric Capital, MTN, 7.25%, 5/3/04              2,000,000        2,150
General Motors Acceptance, MTN, 6.75%, 6/17/02               80,000           81
Geophysique, Sr. Notes, 10.625%, 11/15/07                   500,000          510
Global Imaging Systems, Sr. Sub. Notes, 10.75%, 2/15/07     225,000          225
Golden State, Sr. Notes, 7.125%, 8/1/05                   1,000,000          999
Goldman Sachs, Sr. Notes, 6.875%, 1/15/11                 4,000,000        4,133
GTE Florida, Sr. Notes, 7.41%, 12/15/23                   1,000,000          985
Hanover Equipment Trust, Sr. Notes
    (144A), 8.50%, 9/1/08                                   250,000          260
Harrah's Entertainment, Sr. Sub Notes, 7.875%, 12/15/05     300,000          310
Hasbro, Sr. Notes
      6.60%, 7/15/28                                        150,000          112
      8.50%, 3/15/06 (S)                                    600,000          612
Hawk, Sr. Notes, 10.25%, 12/1/03                             50,000           48
HCA Healthcare, Sr. Notes, 8.75%, 9/1/10                  1,000,000        1,092
HCC Industries, Sr. Sub. Notes, 10.75%, 5/15/07             675,000          452
Herbst Gaming, Sr. Notes, (144A), 10.75%, 9/1/08            150,000          155
Hercules, Sr. Notes, 11.125%, 11/15/07                      500,000          523
HMH Properties, Sr. Notes, 7.875%, 8/1/08                   225,000          207
Hollywood Casino, Sr. Notes, 11.25%, 5/1/07                 500,000          544
Hollywood Park, Sr. Sub. Notes, 9.25%, 2/15/07              625,000          531
Horseshoe Gaming, Sr. Sub. Notes, 9.375%, 6/15/07           525,000          559
Host Marriott LP, Sr. Notes, (144A), 9.50%, 1/15/07         225,000          226
Houston Lighting & Power, 7.50%, 7/1/23                   3,000,000        2,881
Huntsman ICI Chemicals, Sr. Sub. Notes, 10.125%, 7/1/09     200,000          190
IBM, Sr. Notes, 6.45%, 8/1/07 (S)                         1,000,000        1,064
Insight Communications, Sr. Disc. Notes
    STEP, 0%, 2/15/11                                       500,000          295

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------


                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

Insight Health Services, Sr. Sub. Notes
    (144A), 9.875%, 11/1/11                                 500,000  $       518
Interface, Sr. Sub Notes, 7.30%, 4/1/08                     500,000          423
International Bank For Reconstruction & Development
      7.625%, 1/19/23                                     1,800,000        2,093
International Game Technology, Sr. Notes, 8.375%, 5/15/09   750,000          791
International Wire, Sr. Notes, 11.75%, 6/1/05             1,000,000          835
Intertek Finance, Sr. Notes, 10.25%, 11/1/06                300,000          294
IPC Acquisition, Sr. Sub. Notes, (144A), 11.50%, 12/15/09   550,000          547
Iron Mountain
    Sr. Notes
      8.25%, 7/1/11                                         500,000          510
    Sr. Sub. Notes
      8.625%, 4/1/13                                        250,000          257
      8.75%, 9/30/09                                        195,000          201
ISG Resources, Sr. Sub. Notes, 10.00%, 4/15/08              620,000          527
Isle of Capris Casinos, Sr. Sub. Notes, 8.75%, 4/15/09      750,000          718
Jefferson Pilot Capital Trust A, Sr. Sub. Notes
    (144A), 8.14%, 1/15/46                                1,500,000        1,504
John Q. Hammons Hotels, 1st Mtg. Notes
      8.875%, 2/15/04                                       250,000          243
      9.75%, 10/1/05                                        750,000          727
Jostens, Sr. Sub. Notes, 12.75%, 5/1/10 (S)                 350,000          390
Joy Global, Sr. Notes, 10.75%, 4/30/06                      750,000          765
Kimberly-Clark, Sr. Notes, 6.375%, 1/1/28                 5,000,000        4,786
Kinetic Concepts, Sr. Sub. Notes, 9.625%, 11/1/07           500,000          498
Koppers, Sr. Sub. Notes, 9.875%, 12/1/07                  1,000,000          975
Kroger, Sr. Notes, 8.05%, 2/1/10                          2,500,000        2,751
L-3 Communications, Sr. Sub Notes, 10.375%, 5/1/07          300,000          321
Lamar Media, Sr. Sub. Notes, 8.625%, 9/15/07                450,000          468
Land O' Lakes, Sr. Notes, (144A), 8.75%, 11/15/11           250,000          241
Lear, Sr. Notes, 8.11%, 5/15/09                             500,000          503
Lehman Brothers, Sr. Notes, 8.875%, 3/1/02                1,500,000        1,515
Lennar, Sr. Notes, 9.95%, 5/1/10                          1,000,000        1,090
Liberty National Bank & Trust, Sub. Notes, 6.75%, 6/1/03    500,000          524
LifePoint Hospitals, Sr. Sub. Notes, 10.75%, 5/15/09        400,000          452
Lin Television, Sr. Notes, 8.00%, 1/15/08                   750,000          765

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------


                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

Luigino's, Sr. Sub. Notes, 10.00%, 2/1/06                   500,000  $       490
Luscar Coal, Sr. Notes, (144A), 9.75%, 10/15/11             275,000          290
Lyondell Chemical
    Sr. Notes
    (144A), 9.50%, 12/15/08                                 250,000          247
      9.875%, 5/1/07                                        225,000          226
    Sr. Sub. Notes
      10.875%, 5/1/09 (S)                                   375,000          349
MacDermid, Sr. Sub. Notes, 9.125%, 7/15/11                1,000,000        1,015
Manufacturers & Traders Trust, 8.00%, 10/1/10             1,625,000        1,756
MBNA America Bank (144A), MTN, 6.50%, 6/20/06             1,500,000        1,490
Mediacom Broadband, Sr. Notes, 11.00%, 7/15/13              500,000          545
Mikohn Gaming, Sr. Notes, (144A), 11.875%, 8/15/08          250,000          243
Mirant Americas Generation, Sr. Notes, 8.30%, 5/1/11      1,500,000        1,350
Morgan Stanley Group, Sr. Notes, 6.875%, 3/1/07           4,000,000        4,238
Motors & Gears, Sr. Notes, 10.75%, 11/15/06                 500,000          435
New Jersey Bell Telephone, Sr. Notes, 6.80%, 12/15/24     2,500,000        2,243
News America Holdings, Gtd. Sr. Notes, 9.25%, 2/1/13      3,090,000        3,546
Nextel Communications, Sr. Notes, 9.375%, 11/15/09 (S)      575,000          451
NGC, Sr. Notes, 6.75%, 12/15/05                           1,000,000          845
Niagara Mohawk Power, Sr. Notes, 7.625%, 10/1/05          1,512,195        1,576
Norfolk Southern, Sr. Notes, 7.80%, 5/15/27               4,000,000        4,379
Nortek, Sr. Sub. Notes, 9.875%, 6/15/11                     500,000          495
Northrop Grumman, Sr. Notes, 7.875%, 3/1/26               2,000,000        2,152
NYNEX, Sr. Notes, 9.55%, 5/1/10                             819,456          941
Om Group, Sr. Sub. Notes, (144A), 9.25%, 12/15/11           200,000          202
Omnicare, Sr. Notes, 8.125%, 3/15/11                        500,000          520
Ontario Province of Canada, 6.00%, 2/21/06                2,650,000        2,766
Oracle, Sr. Notes, 6.91%, 2/15/07                         3,000,000        3,116
Orange, Sr. Notes, 9.00%, 6/1/09                          1,100,000        1,152
Orion Power, Sr. Notes, 12.00%, 5/1/10                      550,000          638
P&L Coal Holdings, Sr. Notes, 8.875%, 5/15/08               221,000          234
Pacific Bell, 7.375%, 7/15/43                             4,000,000        4,041
Packaged Ice, Sr. Sub. Notes, 9.75%, 2/1/05 (S)             750,000          532
Packaging Corp. of America
    Sr. Sub. Notes, 9.625%, 4/1/09                        1,000,000        1,092
Paperboard, Sr. Notes, 8.375%, 9/15/07                      475,000          461

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------


                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

Paxson Communications, Sr. Sub. Notes, 10.75%, 7/15/08      650,000  $       676
PDVSA Finance, Sr. Notes, 7.40%, 8/15/16                  2,000,000        1,670
Pegasus Satellite, Sr. Notes, 12.375%, 8/1/06               500,000          500
Pennzoil Quaker State, Sr. Notes, (144A), 10.00%, 11/1/08   150,000          158
Petro Stopping, Sr. Notes, 10.50%, 2/1/07                   500,000          420
Petrobras, Sr. Notes, (144A), 9.875%, 5/9/08              1,340,000        1,361
PG&E National Energy, Sr. Notes, 10.375%, 5/16/11         1,650,000        1,716
Phelps Dodge, Sr. Notes, 8.75%, 6/1/11                    2,125,000        2,058
Phillips Petroleum, Sr. Notes, 7.00%, 3/30/29             4,000,000        4,006
Plains Resources, Sr. Sub. Notes, 10.25%, 3/15/06           500,000          510
Plastipak, Sr. Notes, (144A), 10.75%, 9/1/11                200,000          210
Playtex Products, Sr. Sub. Notes, 9.375%, 6/1/11          1,000,000        1,050
Potlatch, Sr. Sub. Notes, (144A), 10.00%, 7/15/11           375,000          390
PPL, 1st Mortgage Notes, 6.25%, 8/15/09                   1,750,000        1,736
Premier Parks
    Sr. Disc. Notes, STEP, 0%, 4/1/08                       600,000          513
    Sr. Notes, 9.75%, 6/15/07                               500,000          505
Pride Petroleum Services, Sr. Notes, 9.375%, 5/1/07 (S)     300,000          314
Province of Manitoba, 7.50%, 2/22/10                      5,600,000        6,266
Quantas Airways, Sr. Notes, 7.50%, 6/30/03                1,000,000          959
Quebecor Media, Sr. Notes, 11.125%, 7/15/11                 250,000          266
Qwest Capital Funding, Sr. Notes, 7.25%, 2/15/11          1,765,000        1,719
Radio One, Sr. Sub. Notes, 8.875%, 7/1/11                 1,000,000        1,040
Riverwood International, Sr. Notes, 10.25%, 4/1/06          500,000          513
Rogers Wireless, 9.625%, 5/1/11                           1,000,000        1,035
Ryland, Sr. Sub. Notes, 9.125%, 6/15/11                     500,000          515
Salem Communications, Sr. Sub. Notes, 9.00%, 7/1/11         500,000          517
Santander Financial, Gtd. Sub. Notes, 6.375%, 2/15/11     3,000,000        2,868
SBC Communications, Sr. Notes, 6.25%, 3/15/11             1,100,000        1,115
Schuff Steel, Sr. Notes, 10.50%, 6/1/08 (S)                 450,000          434
Sealy Mattress, Sr. Sub. Notes, (144A), 9.875%, 12/15/07    400,000          396
Security Benefit Life, (144A), 8.75%, 5/15/16             3,000,000        2,967
Sempra Energy, Sr. Notes, 6.80%, 7/1/04                   2,500,000        2,562
ServiceMaster, Sr. Notes
      7.10%, 3/1/18                                         600,000          521
      7.45%, 8/15/27                                        400,000          344
Siebe, Sr. Notes, (144A)
      6.50%, 1/15/10                                      2,000,000        1,918
      7.125%, 1/15/07                                     1,500,000        1,375

34
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T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------


                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

Sinclair Broadcast, Sr. Sub. Notes, 8.75%, 12/15/07         600,000  $       603
SITEL, Sr. Sub. Notes, 9.25%, 3/15/06                       550,000          440
Smithfield Foods, Sr. Notes, (144A), 8.00%, 10/15/09        750,000          769
Speedway Motorsports, Sr. Sub. Notes, 8.50%, 8/15/07      1,000,000        1,020
State Street, Sr. Sub. Notes, 7.65%, 6/15/10              2,225,000        2,399
Sun International Hotels, Sr. Sub. Notes, 8.875%, 8/15/11   825,000          784
Sun Media
    Sr. Sub. Notes
      9.50%, 2/15/07                                        550,000          564
      9.50%, 5/15/07 (S)                                    650,000          666
Swift Energy, Sr. Sub. Notes, 10.25%, 8/1/09                400,000          404
TeleCorp PCS, Sr. Sub. Notes, STEP, 0%, 4/15/09             800,000          696
Telefonica Europe, Sr. Notes, 7.35%, 9/15/05              1,660,000        1,751
TeleWest Communications, Sr. Disc. Deb.
    STEP, 0%, 10/1/07                                       500,000          358
Tenneco Packaging, Sr. Notes, 7.20%, 12/15/05             1,000,000        1,016
Terex (Series B), Sr. Sub. Notes, 10.375%, 4/1/11           325,000          341
Time Warner Telecom
    Sr. Notes
      7.48%, 1/15/08                                      1,400,000        1,495
      9.15%, 2/1/23                                       5,000,000        5,934
Transwestern, Sr. Notes, STEP, 0%, 11/15/08                 400,000          332
TravelCenters of America, Sr. Sub. Notes, 12.75%, 5/1/09  1,000,000        1,060
Travelers Property Casualty, Sr. Notes, 6.75%, 11/15/06   1,500,000        1,569
Triad Hospitals
    Sr. Notes
      8.75%, 5/1/09                                         150,000          157
    Sr. Sub. Notes
      11.00%, 5/15/09                                       800,000          876
Triton PCS, Sr. Sub. Notes
    STEP, 0%, 5/1/08                                      1,175,000        1,063
    (144A), 8.75%, 11/15/11                               1,050,000        1,050
TRW, MTN, 7.37%, 4/18/07                                  2,000,000        2,044
Tyco, Sr. Notes, 6.25%, 6/15/03                           2,750,000        2,810
U.S. Can Corp, Sr. Notes, 12.375%, 10/1/10 (S)              150,000           98
Union Bank Switzerland, Sr. Sub. Notes, 7.25%, 7/15/06    1,000,000        1,084
Universal Compression, Sr. Notes, STEP, 0%, 2/15/08       1,250,000        1,175

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------

                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

UtiliCorp United, Sr. Notes, 6.875%, 10/1/04              3,000,000   $    3,069
Verizon Wireless, Sr. Notes, (144A), 5.375%, 12/15/06     2,760,000        2,744
Viacom, Sr. Notes, 6.625%, 5/15/11                        2,500,000        2,542
VoiceStream Wireless, Sr. Notes, 10.375%, 11/15/09          520,000          595
Wal-Mart Stores, Sr. Notes, 6.75%, 5/15/02                1,000,000        1,018
WCI Communities, Sr. Sub. Notes, 10.625%, 2/15/11           500,000          518
WestAmerica Bank, Sr. Sub. Notes (144A), 6.99%, 9/30/03   1,500,000        1,559
Western Wireless, Sr. Sub. Notes, 10.50%, 2/1/07            375,000          386
Westinghouse Air Brake, Sr. Notes, 9.375%, 6/15/05          750,000          757
Weyerhaeuser, Sr. Notes, (144A), 5.95%, 11/1/08             750,000          727
Willamette Industries, MTN, 7.85%, 7/1/26                 1,000,000        1,016
Williams Companies, Sr. Notes, 7.125%, 9/1/11               500,000          498
Williams Scotsman, Sr. Notes, 9.875%, 6/1/07                500,000          496
Worldcom, Sr. Notes, 7.50%, 5/15/11                       1,590,000        1,629
Young Broadcasting, Sr. Sub. Notes, 9.00%, 1/15/06          250,000          233
                                                                      ----------
Total Corporate Bonds (Cost $337,232)                                    339,687
                                                                      ----------
CONVERTIBLE BONDS 0.0%

Calpine, (144A), 4.00%, 12/26/06                            135,000          158
LSI Logic, 4.00%, 2/15/05                                   300,000          254
Nextel Communications, Sr. Notes, 5.25%, 1/15/10(S)         500,000          301
                                                                      ----------
Total Convertible Bonds (Cost $671)                                          713
                                                                      ----------
ASSET-BACKED SECURITIES 0.3%

American Express Credit Acceptance, 7.20%, 9/17/07(S)     1,135,000        1,227
Citibank Credit Card Issuance Trust, 6.90%, 10/15/07      3,000,000        3,222
Nationsbank Credit Card Master Trust, 6.00%, 12/15/05       140,000          146
Rail Car Trust, 7.75%, 6/1/04                                44,136           46
                                                                      ----------
Total Asset-Backed Securities (Cost $4,518)                                4,641
                                                                      ----------
NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 1.0%

Corestates Home Equity Loan
5.10%, 3/15/09                                                  446            0
6.65%, 5/15/09                                               52,716           54
Deutsche Financial Capital, 6.75%, 9/15/27                1,521,422        1,554

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------

                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

GMAC Commercial Mortgage Security PTC, 6.42%, 8/15/08     3,000,000   $    3,094
GSR Mortgage Loan Trust PTC, 4.66%, 11/25/31              2,500,000        2,469
JP Morgan Chase Commerical Mortgage Securities
CMO, PTC, 6.26%, 3/15/33                                  5,450,000        5,473
Money Store Home Equity Trust, 6.575%, 1/15/39            4,672,104        4,820
                                                                      ----------
Total Non-U.S. Government Mortgage-Backed Securities (Cost $17,345)       17,464
                                                                      ----------
U.S. GOVERNMENT
MORTGAGE-BACKED SECURITIES 3.9%

Federal Home Loan Mortgage Assn.
6.50%, 5/1/31                                             3,549,484        3,553
8.00%, 3/1/17                                                 9,434           10
10.00%, 10/1/10                                               4,656            5
Federal National Mortgage Assn.
6.00%, 10/25/08 - 3/1/29                                  7,204,962        7,260
TBA, 6.50%, 7/25/08 - 4/1/29                             10,414,373       10,388
7.00%, 4/1/26 - 5/1/31                                   11,521,906       11,652
Government National Mortgage Assn.
I
6.00%, 2/15 - 6/15/14                                     1,174,119        1,190
6.50%, 9/15/25 - 4/15/29                                  8,913,615        8,982
7.00%, 12/15/23 - 7/15/31                                 7,053,242        7,243
7.50%, 9/15/22 - 1/15/28                                  4,281,446        4,462
8.00%, 6/15/17 - 11/15/25                                 3,018,603        3,215
8.50%, 3/15/05 - 1/15/25                                  1,261,407        1,362
9.00%, 6/15/19 - 2/15/20                                     31,613           34
9.50%, 9/15/09 - 9/15/21                                    228,032          250
10.00%, 11/15/09 - 5/15/13                                   17,807           20
10.50%, 5/15/15                                              10,610           12
11.00%, 3/15/10 - 1/15/20                                   396,746          451
11.50%, 3/15/10 - 3/15/16                                   538,369          617
II
8.50%, 6/20/25 - 6/20/26                                  1,377,472        1,460
9.00%, 6/20/20                                               91,022           99
9.50%, 8/20/22                                               26,683           29
10.00%, 10/20/16 - 1/20/22                                   41,336           46
ARM, 6.75%, 8/20/23                                          56,204           58
TBA, 6.00%, 5/20/31                                       7,891,804        7,728

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------

                                                         Shares/Par        Value
--------------------------------------------------------------------------------
                                                                    In thousands

U.S. Department of Veteran Affairs
ARM, 9.54%, 3/15/25                                         381,585   $      414
                                                                      ----------
Total U.S. Government Mortgage-Backed Securities (Cost $68,986)           70,540
                                                                      ----------
U.S. GOVERNMENT OBLIGATIONS/
AGENCIES 14.8%
Federal Home Loan Banks
6.34%, 10/19/05                                           4,875,000        5,179
Federal Home Loan Mortgage
6.75%, 3/15/31                                            5,000,000        5,308
7.00%, 3/15/10(S)                                           500,000          543
Federal Home Loan Mortgage Assn.
6.45%, 4/29/09(S)                                         2,000,000        2,008
Federal National Mortgage Assn.
5.75%, 4/15/03 - 6/15/05(S)                              17,665,000       18,431
5.80%, 12/10/03                                          13,000,000       13,679
6.00%, 5/15/11                                           13,700,000       13,920
6.47%, 9/25/12                                            3,000,000        3,100
7.125%, 2/15/05(S)                                       10,000,000       10,860
U.S. Treasury Bonds
6.25%, 8/15/23(S)                                         2,000,000        2,117
6.50%, 11/15/26(S)                                       36,750,000       40,271
7.125%, 2/15/23(S)                                        3,500,000        4,074
7.25%, 5/15/16(S)                                        10,000,000       11,558
8.125%, 8/15/19(S)                                          300,000          379
8.75%, 5/15/20(S)                                         1,000,000        1,340
9.25%, 2/15/16(S)                                         3,000,000        4,057
11.625%, 11/15/04(S)                                         20,000           24
13.875%, 5/15/11(S)                                         190,000          262
U.S. Treasury Notes
2.75%, 9/30/03                                           15,000,000       14,959
4.25%, 11/15/03(S)                                       10,900,000       11,148
4.625%, 5/15/06(S)                                       19,500,000       19,771
5.00%, 2/15/11(S)                                         9,000,000        8,973
5.875%, 11/15/04(S)                                      31,880,000       33,752
6.00%, 9/30/02(S)                                         2,000,000        2,059
6.25%, 2/15/03(S)                                        14,350,000       14,971

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------

                                                                           Value
--------------------------------------------------------------------------------
                                                                    In thousands

6.50%, 2/15/10 (S)                                        5,700,000    $  6,262
7.875%, 11/15/04 (S)                                     15,150,000      16,846
                                                                    -----------
Total U.S. Government Obligations/Agencies (Cost $261,998)              265,851
                                                                    -----------

SHORT-TERM INVESTMENTS 1.2%

Money Market Fund 1.2%
                                                                    -----------
T. Rowe Price Reserve Investment Fund, 2.43% #           22,007,634      22,008
                                                                    -----------
Total Short-Term Investments (Cost $22,008)                              22,008

Total Investments in Securities
101.6% of Net Assets (Cost $1,461,136)                              $ 1,820,456
Other Assets Less Liabilities                                           (29,274)
                                                                    -----------

NET ASSETS                                                          $ 1,791,182
                                                                    -----------

#    Seven-day yield
*    Non-income producing
(S)  All or a portion of this security is on loan at December 31, 2001 - See
     Note 2
++ Securities contains restrictions as to public resale pursuant to the Securities Act of 1933 and related rules--total of such securities at year-end amounts to $622 and represents 0.03% of net assets
144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 2% of net assets
ADR  American Depository Receipts
ARM  Adjustable Rate Mortgage
CMO  Collateralized Mortgage Obligation
MTN  Medium-Term Note
PTC  Pass-Through Certificate
REIT Real Estate Investment Trust
STEP Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
TBA  To Be Announced security was purchased on a forward commitment basis
AUD  Australian dollar
CHF  Swiss franc
DKK  Danish krone
EUR  Euro
GBP  British pound
GDR  Global Depository Receipt
HKD  Hong Kong dollar
JPY  Japanese yen
MXN  Mexican peso
MYR  Malaysian ringgit
NOK  Norwegian krone
SEK  Swedish krona
SGD  Singapore dollar
ZAR  South African rand

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------
                                                               December 31, 2001

-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

Assets
Investments in securities, at value (cost $1,461,136)              $   1,820,456
Securities lending collateral                                            208,595
Other assets                                                              13,792
                                                                   -------------
Total assets                                                           2,042,843
                                                                   -------------
Liabilities
Obligation to return securities lending collateral                       208,595
Other liabilities                                                         43,066
                                                                   -------------
Total liabilities                                                        251,661
                                                                   -------------

NET ASSETS                                                         $   1,791,182
                                                                   -------------
Net Assets Consist of:
Undistributed net realized gain (loss)                             $       2,832
Net unrealized gain (loss)                                               359,313
Paid-in-capital applicable to 102,392,191 shares of
$0.01 par value capital stock outstanding;
1,000,000,000 shares authorized                                        1,429,037
                                                                   -------------

NET ASSETS                                                         $   1,791,182
                                                                   -------------

NET ASSET VALUE PER SHARE                                          $       17.49
                                                                   -------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands

                                                                           Year
                                                                          Ended
                                                                       12/31/01

Investment Income (Loss)
Income
Interest                                                              $  48,620
Dividend                                                                 17,207
Other                                                                       853
                                                                   ------------
Total income                                                             66,680
                                                                   ------------
Expenses
Investment management                                                     8,542
Shareholder servicing                                                     6,097
Custody and accounting                                                      254
Prospectus and shareholder reports                                          105
Registration                                                                 51
Legal and audit                                                              17
Directors                                                                    15
Proxy and annual meeting                                                      5
Miscellaneous                                                                12
                                                                   ------------
Total expenses                                                           15,098
                                                                   ------------
Expenses paid indirectly                                                    (22)
                                                                   ------------
Net expenses                                                             15,076
                                                                   ------------
Net investment income (loss)                                             51,604
                                                                   ------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities                                                                5,509
Foreign currency transactions                                              (169)
                                                                   ------------
Net realized gain (loss)                                                  5,340
                                                                   ------------
Change in net unrealized gain (loss)
Securities                                                             (133,959)
Other assets and liabilities
denominated in foreign currencies                                            24
                                                                   ------------
Change in net unrealized gain (loss)                                   (133,935)
                                                                   ------------
Net realized and unrealized gain (loss)                                (128,595)
                                                                   ------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $    (76,991)
                                                                   ------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                            Year
                                                           Ended
                                                        12/31/01       12/31/00
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)                          $   51,604    $    56,968
Net realized gain (loss)                                   5,340         85,287
Change in net unrealized gain (loss)                    (133,935)       (99,266)
Increase (decrease) in net assets from operations        (76,991)        42,989
Distributions to shareholders
Net investment income                                    (52,417)       (55,873)
Net realized gain                                        (37,632)       (42,320)
Decrease in net assets from distributions                (90,049)       (98,193)
Capital share transactions *
Shares sold                                              428,590        508,002
Distributions reinvested                                  86,538         94,553
Shares redeemed                                         (452,626)      (742,345)
Increase (decrease) in net assets from capital
share transactions                                        62,502       (139,790)

Net Assets
Increase (decrease) during period                       (104,538)      (194,994)
Beginning of period                                    1,895,720      2,090,714
                                                     --------------------------

End of period                                        $ 1,791,182    $ 1,895,720
                                                     --------------------------

*Share information
Shares sold                                               23,555         25,894
Distributions reinvested                                   4,964          4,864
Shares redeemed                                          (24,992)       (38,077)
                                                     --------------------------
Increase (decrease) in shares outstanding                  3,527         (7,319)


The accompanying notes are an integral part of these financial statements.

42
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T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------
                                                               December 31, 2001

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Balanced Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 31, 1939. The fund seeks to provide capital growth, current income, and preservation of capital through a portfolio of stocks and fixed-income securities.

The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

43
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T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------


Premiums and Discounts Premiums and discounts on debt securities are amortized for financial reporting purposes. On January 1, 2001, the fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized, and gain/loss on paydowns of mortgage- and asset-backed securities to be accounted for as interest income. Prior to January 1, 2001, the fund recognized premiums and discounts on mortgage- and asset-backed securities at time of disposition or principal repayment as gain or loss. Upon adoption, the fund adjusted the cost of its mortgage- and asset-backed securities, and corresponding unrealized gain/loss thereon, in the amount of $244,000 reflecting the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. For the year ended December 31, 2001, the effect of this change was to decrease net investment income by $43,000, increase net realized gain/loss on securities by $16,000, and increase net unrealized gain/loss on securities by $27,000. This change had no effect on the fund's net assets or total return.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered

44
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T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------


to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At December 31, 2001, the value of loaned securities was $201,695,000; aggregate collateral consisted of $208,595,000 in the securities lending collateral pool.

Other Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $424,454,000 and $363,158,000, respectively, for the year ended December 31, 2001. Purchases and sales of U.S. government securities aggregated $274,875,000 and $281,344,000, respectively, for the year ended December 31, 2001.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Distributions during the year ended December 31, 2001, were characterized as follows for tax purposes:

--------------------------------------------------------------------------------

Ordinary income                                                     $52,417,000
Long-term capital gain                                               37,632,000
                                                                    ------------
Total distributions                                                  90,049,000
                                                                    ------------

The tax-basis components of net assets at December 31, 2001, were as follows:
--------------------------------------------------------------------------------

Unrealized appreciation                                          $  431,539,000
Unrealized depreciation                                             (72,494,000)
                                                                 ---------------
Net unrealized appreciation (depreciation)                          359,045,000
Undistributed long-term capital gain                                  3,100,000
                                                                 ---------------
Distributable earnings                                              362,145,000
Paid-in capital                                                   1,429,037,000
                                                                 ---------------
Net assets                                                       $1,791,182,000
                                                                 ---------------

45
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T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------


Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. For the year ended December 31, 2001, $36,000 of realized capital losses reflected in the accompanying financial statements will not be recognized for federal income tax purposes until 2002.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the fund recorded the following permanent reclassifications, which relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net investment income                                  $  (38,000)
Undistributed net realized gain                                      (1,351,000)
Paid-in capital                                                       1,389,000


At December 31, 2001, the cost of investments for federal income tax purposes was $1,461,404,000.

NOTE 4- RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $712,000 was payable at December 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2001, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------


receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $5,283,000 for the year ended December 31, 2001, of which $438,000 was payable at year end.

The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2001, totaled $1,158,000 and are reflected as interest income in the accompanying Statement of Operations.

47
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T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------


---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Balanced Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Balanced Fund, Inc. (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
January 18, 2002

48
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T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------


-----------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/01
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included $39,251,000 from long-term capital gains, subject to the 20% rate gains category.

For corporate shareholders, $11,903,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.

--------------------------------------------------------------------------------

49
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T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------

----------------------
ANNUAL MEETING RESULTS
--------------------------------------------------------------------------------

The T. Rowe Price Balanced Fund held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):

M. David Testa                                   F. Pierce Linaweaver
Affirmative:                52,217,521.243       Affirmative:             52,202,850.369
Withhold:                      363,069.378       Withhold:                   377,740.252

Total:                      52,580,590.621       Total:                   52,580,590.621

James A.C. Kennedy                               Hanne M. Merriman
Affirmative:                52,119,952.736       Affirmative:             52,203,746.898
Withhold:                      460,637.885       Withhold:                   376,843.723

Total:                      52,580,590.621       Total:                   52,580,590.621

Calvin W. Burnett                                John G. Schreiber
Affirmative:                52,185,912.402       Affirmative:             52,202,513.291
Withhold:                      394,678.219       Withhold:                   378,077.330

Total:                      52,580,590.621       Total:                   52,580,590.621

Anthony W. Deering                               Hubert D. Vos
Affirmative:                52,206,889.440       Affirmative:             52,199,772.998
Withhold:                      373,701.181       Withhold:                   380,817.623

Total:                      52,580,590.621       Total:                   52,580,590.621

Donald W. Dick, Jr.                              Paul M. Wythes
Affirmative:                52,211,913.518       Affirmative:             52,208,616.233
Withhold:                      368,677.103       Withhold:                   371,974.388

Total:                      52,580,590.621       Total:                   52,580,590.621

David K. Fagin                                   James S. Riepe
Affirmative:                52,202,738.926       Affirmative:             52,218,307.982
Withhold:                      377,851.695       Withhold:                   362,282.639

Total:                      52,580,590.621       Total:                   52,580,590.621

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------

---------------------
INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------

                                                                                                   Number of
                                                                                                   Portfolios
                                                                  Principal                        in Fund         Other
                            Position(s)     Term of Office*       Occupation(s)                    Complex         Directorships
Name, Address,              Held With       and Length of         During                           Overseen        of Public
and Date of Birth           Fund            Time Served           Past 5 Years                     by Director     Companies
Calvin W. Burnett, Ph.D.    Director        Elected in 2001       President,                       97              Provident
100 East Pratt Street                                             Coppin State                                     Bank of
3/16/32                                                           College                                          Maryland

Anthony W. Deering          Director        Elected in 2001       Director, Chairman               97              The Rouse
100 East Pratt Street                                             of the Board,                                    Company
1/28/45                                                           President, and
                                                                  Chief Executive
                                                                  Officer, The Rouse
                                                                  Company, real
                                                                  estate developers

Donald W. Dick, Jr.         Director        Elected in 1991       Principal, EuroCapital           97              Not
100 East Pratt Street                                             Advisors, LLC, an                                Applicable
1/27/43                                                           acquisition and
                                                                  management
                                                                  advisory firm

David K. Fagin              Director        Elected in 1991       Director, Dayton                 97              Dayton Mining
100 East Pratt Street                                             Mining Corporation                               Corporation,
4/9/38                                                            (6/98 to present),                               Golden Star
                                                                  Golden Star                                      Resources
                                                                  Resources Ltd., and                              Ltd., and
                                                                  Canyon Resources,                                Canyon Resources
                                                                  Corp. (5/00 to                                   Corp.
                                                                  present); Chairman
                                                                  and President,
                                                                  Nye Corporation

F. Pierce Linaweaver        Director        Elected in 2001       President, F. Pierce             97              Not
100 East Pratt Street                                             Linaweaver &                                     Applicable
8/22/34                                                           Associates, Inc.,
                                                                  consulting
                                                                  environmental
                                                                  and civil engineers

Hanne M. Merriman           Director        Elected in 1994       Retail Business                  97              Ann Taylor
100 East Pratt Street                                             Consultant                                       Stores
11/16/41                                                                                                           Corporation,
                                                                                                                   Ameren Corp.,
                                                                                                                   Finlay
                                                                                                                   Enterprises,
                                                                                                                   Inc., The
                                                                                                                   Rouse Company,
                                                                                                                   and
                                                                                                                   US Airways
                                                                                                                   Group, Inc.

*Each director serves until election of a successor.

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------

---------------------
INDEPENDENT DIRECTORS                                                (continued)
--------------------------------------------------------------------------------

                                                                                                   Number of
                                                                                                   Portfolios
                                                                 Principal                         in Fund         Other
                           Position(s)     Term of Office*       Occupation(s)                     Complex         Directorships
Name, Address,             Held With       and Length of         During                            Overseen        of Public
and Date of Birth          Fund            Time Served           Past 5 Years                      by Director     Companies
John G. Schreiber          Director        Elected in 2001       Owner/President,                  97              AMLI Residential
100 East Pratt Street                                            Centaur Capital                                   Properties Trust,
10/21/46                                                         Partners, Inc., a real                            Host Marriott
                                                                 estate investment                                 Corporation, and
                                                                 company; Senior                                   The Rouse
                                                                 Advisor and Partner,                              Company, real
                                                                 Blackstone Real                                   estate developers
                                                                 Estate Advisors, L.P.

Hubert D. Vos              Director        Elected in 1991       Owner/President,                  97              Not Applicable
100 East Pratt Street                                            Stonington Capital
8/2/33                                                           Corporation, a private
                                                                 investment company

Paul M. Wythes             Director        Elected in 1992       Founding Partner of               97              Teltone
100 East Pratt Street                                            Sutter Hill Ventures,                             Corporation
6/23/33                                                          a venture capital limited
                                                                 partnership, providing
                                                                 equity capital to young
                                                                 high-technology
                                                                 companies throughout
                                                                 the United States

*Each director serves until election of a successor.

T. ROWE PRICE BALANCED FUND
--------------------------------------------------------------------------------

----------------
INSIDE DIRECTORS
--------------------------------------------------------------------------------

                                                                                           Number of
                                                                                           Portfolios
                                                              Principal                    in Fund                Other
                        Position(s)     Term of Office*       Occupation(s)                Complex                Directorships
Name, Address,          Held With       and Length of         During                       Overseen               of Public
and Date of Birth       Fund            Time Served           Past 5 Years                 by Director            Companies
James A.C. Kennedy      Director        Elected in 1997       Managing Director,           32                     Not Applicable
100 East Pratt Street                                         and Director, T. Rowe
8/15/53                                                       Price and T. Rowe
                                                              Price Group, Inc.

James S. Riepe          Director        Elected in 1991       Vice Chairman of the         82                     Not Applicable
100 East Pratt Street                                         Board, Director and
6/25/43                                                       Managing Director, T.
                                                              Rowe Price Group, Inc.;
                                                              Director and Managing
                                                              Director, T. Rowe Price;
                                                              Chairman of the Board and
                                                              Director, T. Rowe Price
                                                              Investment Services, Inc.,
                                                              T. Rowe Price Retirement
                                                              Plan Services, Inc., and T.
                                                              Rowe Price Services, Inc.;
                                                              Chairman of the Board,
                                                              Director, President and
                                                              Trust Officer, T. Rowe
                                                              Price Trust Company;
                                                              Director, T. Rowe Price
                                                              International, Inc.

M. David Testa          Director        Elected in 1991       Vice Chairman of the         97                     Not Applicable
100 East Pratt Street                                         Board, Chief Investment
4/22/44                                                       Officer, Director, and
                                                              Managing Director, T.
                                                              Rowe Price Group, Inc.;
                                                              Chief Investment Officer,
                                                              Director, and Managing
                                                              Director, T. Rowe Price;
                                                              Vice President and
                                                              Director, T. Rowe Price
                                                              Trust Company; Director,
                                                              T. Rowe Price
                                                              International, Inc.

*Each director serves until election of a successor.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS
---------------------------------

Domestic
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS
---------------------------------

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS
---------------------------------

Domestic Taxable
Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
  Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+
---------------------------------

Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
---------------------------------

Stock
Emerging Europe &
  Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond
Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

**  Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.


[LOGO] T. ROWE PRICE                   T. Rowe Price Investment Services, Inc.
                                       100 East Pratt Street
                                       Baltimore, MD 21202